UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5340

Name of Registrant: Vanguard New Jersey Tax-Free Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R) NEW JERSEY TAX-EXEMPT FUNDS
MAY 31, 2004

SEMIANNUAL REPORT

VANGUARD(R) NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD(R)NEW JERSEY LONG-TERM TAX-EXEMPT FUND

THE VANGUARD GROUP(R)

HOW TO READ YOUR FUND REPORTHTML1DocumentEncodingutf-8

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 6 REPORT FROM THE ADVISOR
 9 FUND PROFILES
11 GLOSSARY OF INVESTMENT TERMS
12 PERFORMANCE SUMMARIES
14 ABOUT YOUR FUND'S EXPENSES
16 FINANCIAL STATEMENTS
38 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

* The Vanguard New Jersey Tax-Exempt Funds provided returns consistent with an environment of low, but rising, interest rates.

* The yield of the Tax-Exempt Money Market Fund budged only slightly, while the yield of the Long-Term Tax-Exempt Fund rose as the prices of its bonds declined.

*    Both funds' returns exceeded the average returns of their peer funds.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the six months ended May 31, 2004, surprisingly strong economic growth fueled fears of inflation, boosting the yields (and depressing the prices) of most municipal bonds. The shortest-term securities--those held by money market portfolios--were an exception to this pattern. Their yields held steady as investors awaited the Federal Reserve Board's June meeting on monetary policy.

[PICTURES OF JOHN J. BRENNAN]
--------------------------------------------------------------------
TOTAL RETURNS                                       SIX MONTHS ENDED
                                                        MAY 31, 2004
--------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
 MONEY MARKET FUND                                              0.4%
 (SEC 7-Day Annualized Yield: 0.90%)
Average New Jersey Tax-Exempt
 Money Market Fund*                                             0.2
--------------------------------------------------------------------
VANGUARD NEW JERSEY
 LONG-TERM TAX-EXEMPT FUND
 Investor Shares                                               -0.4%
 Admiral Shares                                                -0.4
Lehman 10 Year Municipal Bond Index                            -0.1
Average New Jersey Municipal Debt Fund*                        -0.8
Lehman Municipal Bond Index                                    -0.2
--------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The Vanguard New Jersey Tax-Exempt Funds provided returns consistent with these trends. The Long-Term Tax-Exempt Fund returned -0.4%, as its interest income was not enough to offset the decline in bond prices. The Tax-Exempt Money Market Fund returned 0.4%. Both funds' returns exceeded the average returns of their peer groups. The funds' starting and ending net asset values and distributions to shareholders in the period appear on page 5.

The funds' yields also reflected the market environment, rising slightly for the Tax-Exempt Money Market Fund and more significantly for the Long-Term Tax-Exempt Fund. At the end of the six-month period, the Tax-Exempt Money Market Fund offered a yield of 0.90%, representing a taxable-equivalent yield of 1.48% for investors in the highest federal tax bracket. (This calculation accounts for federal and state taxes, but not local taxes or the possibility that an

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
--------------------------------------------------------------------------------

investor might be subject to the alternative minimum tax.) The Investor Shares of the Long-Term Tax-Exempt Fund provided a yield of 3.95%, for a taxable-equivalent yield of 6.49%. The Admiral Shares' 4.01% yield was equivalent to a taxable yield of 6.59%.

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

The fixed income markets were quiet for much of the six months, but interest rates rose sharply in April as the economic expansion gathered momentum, raising the specter of inflation. The yield of the benchmark 10-year U.S. Treasury note increased 32 basis points during the period, from 4.33% to 4.65%, as bond prices declined. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 0.6%.

The yields of short-term securities rose in expectation of actions by the Fed to boost interest rates, but those of the shortest-term securities were relatively stable. The yield of the 3-month Treasury bill, a proxy for money market rates, closed the period at 1.06%, compared with 0.93% when the fiscal year began.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                               ---------------------------------
                                                  SIX         ONE           FIVE
                                               MONTHS        YEAR         YEARS*
--------------------------------------------------------------------------------
BONDS
 Lehman Aggregate Bond Index                     0.6%       -0.4%           6.8%
  (Broad taxable market)
 Lehman Municipal Bond Index                    -0.2         0.0            5.5
 Citigroup 3-Month Treasury Bill Index           0.5         1.0            3.2
--------------------------------------------------------------------------------
STOCKS
 Russell 1000 Index (Large-caps)                 6.4%       18.9%          -1.0%
 Russell 2000 Index (Small-caps)                 4.5        30.3            6.7
 Dow Jones Wilshire 5000 Index                   6.4        20.5           -0.5
 (Entire market)
 MSCI All Country World Index
  ex USA (International)                         9.6        33.2            1.4
================================================================================
CPI
 Consumer Price Index                            2.5%        3.1%           2.6%
--------------------------------------------------------------------------------
*Annualized.

A more pronounced version of these dynamics was at play in the municipal bond market. Municipal yields rose more sharply than Treasury rates, producing steeper price declines and causing municipal bonds to trail their Treasury counterparts. The yield of a 10-year AAA-rated general-obligation bond rose 38 basis points to 3.93%. The broad municipal market, as measured by the Leh-man Municipal Bond Index, returned -0.2%.

STOCKS ROSE, THEN STALLED

The fiscal half-year opened with strong returns in domestic and foreign stock markets, as the bull market of 2003 spilled into January. Toward the end of the period, stock prices retreated. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. Large-capitalization stocks fared better than smaller stocks, and value-oriented shares (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

PERFORMANCE WAS SUBDUED, BUT PROSPECTS BRIGHTENED

During the first half of fiscal 2004, the Long-Term Tax-Exempt Fund produced a negative total return, but the period was marked by some positives. The most significant influence on performance was the rise in interest rates (or, put differently, the decline in bond prices). The increase in rates was felt most by securities with maturities of less than 10 years.

Rising rates reduced the capital value of the fund's shares by -2.6%, which was partially offset by the fund's six-month income return of 2.2%. (It's worth noting that a bond fund's semiannual return includes just a half-year's worth of interest income but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the fund's advisor--Vanguard Fixed Income Group--kept the fund's average duration (a measure of its interest rate sensitivity) near the short end of its typical range. This positioning helped moderate the effect of rising rates.

Two positive developments--mostly prospective--were New Jersey's improving fiscal strength, which enhances the attractiveness of the state's debt, and an improvement in the relative valuation of Treasury and municipal securities. With the latter, the bad news is that the more attractive valuation simply reflects the swifter decline in municipal prices than in Treasury prices. The good news is that new municipal investments and reinvested distributions can be put to work at higher absolute yields and at more attractive yields relative to Treasuries.

For the Tax-Exempt Money Market Fund, the yield was mostly stable; it rose just 2 basis points during the six months. The fund maintained a net asset value of $1 per share (as is expected, but not guaranteed) and generated a higher return than its peer-group average. The advisor made few changes to the composition of the high-credit-quality portfolio.

As I noted at the outset, both funds' returns surpassed the average returns of their peer groups, a tribute to the talents of Vanguard Fixed Income Group and also to the funds' very low operating expenses. Low costs are important in any environment, but their value is especially apparent in times of low interest rates, such as those of the past few years. For more information about the funds and the municipal bond market, please see the Report from the Advisor, which begins on page 6; additional information about expenses is on pages 14 and 15.

THOUGH THERE ARE NEW CONCERNS, OUR ADVICE IS THE SAME

Not long ago, during the punishing bear market, we were counseling investors not to give up on stocks. Today, investor apprehension seems to have relocated to the bond market, but our message is the same. The best response to the ever-changing risks of the financial markets is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals.

Thank you for entrusting your assets to us.

Sincerely,

/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 15, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               NOVEMBER 30, 2003-MAY 31, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
NEW JERSEY                     STARTING         ENDING        INCOME     CAPITAL
TAX-EXEMPT FUND             SHARE PRICE    SHARE PRICE     DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Money Market                      $1.00          $1.00        $0.004      $0.000
--------------------------------------------------------------------------------
Long-Term
 Investor Shares                 $12.27         $11.87        $0.274      $0.081
 Admiral Shares                   12.27          11.87         0.278       0.081
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Interest rates declined for much of the six months ended May 31, 2004, but reversed course in the final two months, finishing the period significantly higher than where they started. The Vanguard New Jersey Tax-Exempt Funds produced total returns consistent with this environment: 0.4% for the Tax-Exempt Money Market Fund and -0.4% for the Long-Term Tax-Exempt Fund. The rise in interest rates was most pronounced among shorter-maturity bonds, flattening the yield curve. (In other words, the interest rate spread between short- and long-term bonds narrowed.)

THE INVESTMENT ENVIRONMENT

The economy expanded strongly during the semiannual period. In the fourth quarter of 2003, real (inflation-adjusted) gross domestic product increased an annualized 4.1%, and in the first quarter of 2004 it rose 3.9%. Business capital spending accelerated, adding fuel to an economic engine that had been powered mostly by the consumer over the past few years.

Although the Federal Reserve Board maintained its target for the federal funds rate at 1.00% during the six months, both the bond market's and the Fed's focus seemed to shift from the possibility of deflation to signs of incipient inflation. At its May 4 meeting, the Fed's Open Market Committee said it was adopting a "measured" approach to current monetary policy, a statement widely interpreted as a signal that the Fed would soon begin to raise rates to offset inflationary pressures. As the six-month period ended, the market was forecasting that the Fed would boost its rate target. Fed officials are expected to implement any rate increases slowly over a lengthy period.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and New Jersey income taxes by investing in high-quality securities issued by New Jersey state, county, and municipal governments.
--------------------------------------------------------------------------------

On balance, the economic signals were positive, but concerns remained, including those associated with the soaring price of oil.

Although OPEC members indicated that they planned to boost production, the price of a barrel of crude at the end of May was still around $40, and gasoline prices were stuck at more than $2 a gallon as the summer driving season began. Our assessment is that the economy will continue to expand, and--in keeping with the market consensus--we believe that the Fed will gradually raise rates to protect against any reemergence of inflation.

MUNIS GENERALLY UNDERPERFORMED TREASURIES

Except for the longest-term bonds, rate increases (and the corresponding price declines) were sharper among municipal securities than among U.S. Treasury securities, leading munis to underperform. Because of the widespread anticipation of rate increases by the Fed, shorter-term munis--those with maturities of less than 10 years--were hit particularly hard, as illustrated by the increase in yields in the adjacent table.

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-RATED GENERAL-OBLIGATION ISSUES)

                                                                          CHANGE
MATURITY        MAY 31, 2004            NOV. 30, 2003             (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                2.00%                    1.40%                        +60
5 years                3.10                     2.39                         +71
10 years               3.93                     3.55                         +38
30 years               4.99                     4.72                         +27
--------------------------------------------------------------------------------
Source: The Vanguard Group.

In New Jersey, the supply of newly issued municipal bonds declined 27.8% compared with the same period a year ago--from $7.6 billion in the first half of fiscal 2003 to $5.5 billion this fiscal half-year. Lower supply typically provides some support for the market. State tax revenues improved as the economy gathered momentum, enhancing the strength of the state's general-obligation bonds.

The performances of the Vanguard New Jersey Tax-Exempt Funds were in line with those of their market segments. We maintained our focus on the market's higher-quality issues, and as we had during the previous six months, we positioned the funds defensively relative to interest rate risk. The portfolios' average maturities and durations ended the period at the low end of their prescribed ranges. Both funds provided higher returns than their peer-group averages.

An important advantage we continue to enjoy relative to peer funds is our lower costs. Despite the rise in interest rates, yields remain at very low levels by historical standards. Even seemingly modest differences in expense ratios can consume a large proportion of the yield available to shareholders.

ROBERT F. AUWAERTER, PRINCIPAL
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
JOHN M. CARBONE, PRINCIPAL

VANGUARD FIXED INCOME GROUP

JUNE 18, 2004

FUND PROFILES
AS OF 5/31/2004

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.

NEW JERSEY TAX-EXEMPT
MONEY MARKET FUND
-----------------------------------------------
Financial Attributes

Yield                                      0.9%
Average Weighted Maturity               45 days
Average Quality                           MIG-1
Expense Ratio                            0.15%*
-----------------------------------------------
Distribution by Credit Quality (% of portfolio)

MIG-1/SP-1+                                 69%
A-1/P-1                                     31
-----------------------------------------------
Total                                      100%
-----------------------------------------------

                                             VISIT OUR  WEBSITE AT  VANGUARD.COM
                                     FOR  REGULARLY  UPDATED  FUND  INFORMATION.
*ANNUALIZED

NEW JERSEY LONG-TERM
TAX-EXEMPT FUND
---------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                            COMPARATIVE         BROAD
                                   FUND          INDEX*       INDEX**
---------------------------------------------------------------------
Number of Issues                    335           9,079        48,257
Yield                                              --            --
 Investor Shares                   4.0%
 Admiral Shares                    4.0%
Yield to Maturity                  4.0%+             --            --
Average Coupon                     4.6%            5.2%          5.2%
Average Effective Maturity    7.2 years       7.2 years     9.1 years
Average Quality                     AA+             AA+           AA+
Average Duration              5.4 years       5.8 years     6.3 years
Expense Ratio                                        --           --
 Investor Shares                  0.15%++
 Admiral Shares                   0.09%++
Short-Term Reserves                  5%              --            --
---------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                         86%
AA                                           8
A                                            4
BBB                                          2
-----------------------------------------------
Total                                      100%
-----------------------------------------------

-------------------------
INVESTMENT FOCUS

CREDIT QUALITY       High
AVERAGE MATURITY     Long
-------------------------

--------------------------------------------------
VOLATILITY MEASURES
                    COMPARATIVE    BROAD
             FUND        INDEX*     FUND   INDEX**
--------------------------------------------------
R-Squared    0.98          1.00     0.98      1.00
Beta         0.95          1.00     1.10      1.00
--------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                           6%
1-5 Years                             24
5-10 Years                            52
10-20 Years                           17
20-30 Years                            1
-----------------------------------------
Total                                100%
-----------------------------------------

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
+Before expenses.
++Annualized.

                                             VISIT OUR  WEBSITE AT  VANGUARD.COM
                                     FOR  REGULARLY  UPDATED  FUND  INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARIES
AS OF 5/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New Jersey Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. For bond funds, both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
-------------------------------------------------------------

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993--MAY 31, 2004
-------------------------------------------------------------
            New Jersey Tax-Exempt    Average
              Money Market Fund        Fund*
Fiscal             Total               Total
Year              Return              Return
-------------------------------------------------------------
1994                2.5%                2.2%
1995                3.6                 3.3
1996                3.2                 2.9
1997                3.3                 3.0
1998                3.2                 2.8
1999                2.9                 2.5
2000                3.7                 3.4
2001                2.8                 2.4
2002                1.3                 0.9
2003                0.9                 0.5
2004**              0.4                 0.2
-------------------------------------------------------------
SEC 7-DAY ANNUALIZED YIELD (5/31/2004 ): 0.90%
-------------------------------------------------------------
*Average New Jersey Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc.
**Six months ended May 31, 2004.
Note: See Financial Highlights table on page 33 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                     ONE      FIVE  ----------------------------
                INCEPTION DATE      YEAR     YEARS   CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
 Money Market Fund    2/3/1988     0.83%     2.17%     0.00%     2.68%     2.68%
--------------------------------------------------------------------------------

NEW JERSEY LONG-TERM TAX-EXEMPT FUND

-----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004
-----------------------------------------------------------------
                          NEW JERSEY LONG-TERM
                    TAX-EXEMPT FUND INVESTOR SHARES       LEHMAN*
FISCAL            CAPITAL         INCOME        TOTAL       TOTAL
YEAR               RETURN         RETURN       RETURN      RETURN
-----------------------------------------------------------------
1994                -11.2%          5.1%        -6.1%       -4.5%
1995                13.3            6.4         19.7        18.6
1996                -0.7            5.4          4.7         5.7
1997                 1.0            5.4          6.4         7.1
1998                 2.3            5.3          7.6         8.1
1999                -6.2            4.9         -1.3        -0.4
2000                 2.9            5.7          8.6         7.7
2001                 3.4            5.2          8.6         8.2
2002                 1.5            4.9          6.4         6.7
2003                 2.1            4.7          6.8         6.9
2004**              -2.6            2.2         -0.4        -0.1
-----------------------------------------------------------------
*Lehman 10 Year Municipal Bond Index.
**Six months ended May 31, 2004.
Note: See Financial Highlights tables on page 34 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             TEN YEARS
                                     ONE      FIVE  ----------------------------
                INCEPTION DATE      YEAR     YEARS   CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
New Jersey Long-Term Tax-Exempt Fund
 Investor Shares      2/3/1988     5.22%     5.92%     1.28%     5.29%     6.57%
 Admiral Shares      5/14/2001     5.28      6.82*        --        --        --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

---------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
                       BEGINNING          ENDING       EXPENSES
NEW JERSEY         ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING
TAX-EXEMPT FUND       11/30/2003       5/31/2004        PERIOD*
---------------------------------------------------------------
Actual Fund Return
Money Market              $1,000          $1,004          $0.75
Long-Term
 Investor Shares          $1,000            $996          $0.75
 Admiral Shares            1,000             996           0.45
Hypothetical 5% Return
Money Market              $1,000          $1,049          $0.77
Long-Term
 Investor Shares          $1,000          $1,049          $0.77
 Admiral Shares            1,000           1,050           0.46
---------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

---------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

NEW JERSEY              INVESTOR         ADMIRAL           PEER
TAX-EXEMPT FUND           SHARES          SHARES         GROUP*
---------------------------------------------------------------
MONEY MARKET               0.15%              --          0.69%
LONG-TERM                  0.15            0.09%          1.08
---------------------------------------------------------------
*Peer-groups are: for the New Jersey Tax-Exempt Money Market Fund, the Average New Jersey Tax-Exempt Money Market Fund, and for the New Jersey Long-Term Tax-Exempt Fund, the Average New Jersey Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

Note that the expenses shown in the table on page 14 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 5/31/2004
FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------
                                                                              FACE      MARKET
                                                            MATURITY        AMOUNT      VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND            COUPON       DATE         (000)       (000)
----------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.3%)
----------------------------------------------------------------------------------------------
Avalon NJ BAN                                       1.75%   11/19/2004      10,820      10,845
Brick Township NJ BAN                               2.00%   2/11/2005       12,515      12,570
Bridgewater Township NJ BAN                         1.65%   10/8/2004       11,630      11,657
Burlington County NJ BAN                            1.75%   9/10/2004        9,745       9,764
Burlington County NJ BAN                            1.25%   4/15/2005       25,525      25,567
Cherry Hill Township NJ BAN                         1.65%   10/7/2004       34,339      34,418
Delaware River & Bay Auth. New Jersey Rev. VRDO  1.01%      6/7/2(2)        12,200      12,200
Essex County NJ Improvement Auth.Rev
(Pooled Govt. Loan) VRDO                            1.02%   6/7/2004        40,350      40,350
Gloucester County NJ BAN                            2.00%   10/27/2004       8,575       8,607
Hopewell Township NJ BAN                            2.00%   11/19/2004      19,404      19,498
Middlesex County NJ BAN                             1.75%   1/10/2005       16,220      16,286
Monmouth County NJ Improvement Auth. Rev
(Pooled Govt. Loan) VRDO                            1.02%   6/7/2004        65,965      65,965
Monroe Township NJ BAN                              2.00%   2/23/2005        7,715       7,768
Moorestown Township NJ BAN                          3.00%   5/27/2005       12,775      12,952
New Jersey Building Auth. Rev. TOB VRDO             1.07%   6/7/2004(1)     42,420      42,420
New Jersey COP VRDO                                 1.07%   6/7/2004         9,495       9,495
New Jersey COP VRDO                                 1.07%   6/7/2004        14,815      14,815
New Jersey COP VRDO                                 1.13%   6/7/2004        10,395      10,395
New Jersey Econ. Dev. Auth
Market Transition Fac. Rev. TOB VRDO                1.09%   6/7/2004(1)      2,555       2,555
New Jersey Econ. Dev. Auth. Rev
Peddie School Project) VRDO                         1.00%   6/7/2004         4,100       4,100

----------------------------------------------------------------------------------------------
FACE    MARKET    MATURITY    AMOUNT    VALUE*    COUPON    DATE   (000)   (000)
----------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev
(Benedictine Abbey Newark) VRDO                     0.97%   6/7/2004LOC     19,000      19,000
New Jersey Econ. Dev. Auth. Rev
(Benedictine Abbey Newark) VRDO                     0.97%   6/7/2004LOC      8,925       8,925
New Jersey Econ. Dev. Auth. Rev. (Hamilton YMCA     1.08%   6/7/2004LOC      5,685       5,685
New Jersey Econ. Dev. Auth. Rev
(Hoffman-La Roche) VRDO                             1.09%   6/1/2004LOC     17,500      17,500
New Jersey Econ. Dev. Auth. Rev
(Jewish Community Center) VRDO                      1.03%   6/7/2004LOC      6,000       6,000
New Jersey Econ. Dev. Auth. Rev
(Lawrenceville School Project) VRDO                 0.98%   6/1/2004        22,400     22,4002
New Jersey Econ. Dev. Auth. Rev
(Lawrenceville School Project) VRDO                 1.02%   6/1/2004        10,700     10,7001
New Jersey Econ. Dev. Auth. Rev
(Peddie School Project) VRDO                        1.00%   6/7/2004         7,900       7,900
New Jersey Econ. Dev. Auth. Rev. (Russell Berri     1.00%   6/7/2004LOC      7,000       7,000
New Jersey Econ. Dev. Auth. Rev.
(School Fac.) TOB VRDO                              1.07%   6/7/2004(3)      9,720       9,720
New Jersey Econ. Dev. Auth. Rev.
(School Fac.) TOB VRDO                              1.09%   6/7/2004(3)     39,440      39,440
New Jersey Econ. Dev. Auth. Rev.
(School Fac.) TOB VRDO                              1.09%   6/7/2004(3)      5,205       5,205
New Jersey Econ. Dev. Auth. Rev
(Transp. Project) TOB VRDO                          1.06%   6/7/2004(4)      7,465       7,465
New Jersey Econ. Dev. Auth. Rev
(United States Golf Association) VRDO               1.00%   6/7/2004         5,500       5,500
New Jersey Econ. Dev. Auth. Water Fac. Rev
(New Jersey Water Co. Project) TOB VRDO             1.09%   6/7/2004(3)      4,850       4,850
New Jersey Econ. Dev. Auth. Water Fac. Rev
(United Water Co.) VRDO                             1.08%   6/1/2004(2)     37,350      37,350
New Jersey Econ. Dev. Auth. Water Fac. Rev
(United Water Co.) VRDO                             1.15    6/1/2004(2)     12,000      12,000
New Jersey Econ. Dev. Auth. Rev
(Columbia Univ. Project) CP                        1.067%   7/23/2004        8,175      8,1758
New Jersey Econ. Dev. Auth. Rev
(Chambers Cogeneration Limited Partnership) CP      0.95%   6/10/2004       25,000      25,000
New Jersey Econ. Dev. Auth. Rev
(Chambers Cogeneration Limited Partnership) CP      0.98%   8/11/2004       35,100      35,100
New Jersey Econ. Dev. Auth. Rev. (School Fac.)      1.09%   6/7/2004(2)      5,395       5,395
New Jersey Econ. Dev. Auth. Rev
(Peddie School Project) VRDO                        1.02%   6/7/2004         6,725      6,7256
New Jersey Econ. Dev. Auth. Rev. (School Fac.)      1.20%   4/7/2005(1)     13,085      13,085
New Jersey Econ. Dev. Auth. Rev. (School Fac.)      1.09%   6/7/2004(2)     11,385      11,385
New Jersey Educ. Fac. Auth. Rev
(College of New Jersey) VRDO                        1.05    6/7/2004(2)     32,100      32,100
New Jersey Educ. Fac. Auth. Rev
(Institute for Defense  Analyses) VRDO              1.07%   6/7/2004(2)     13,695      13,695
New Jersey Educ. Fac. Auth. Rev. (Princeton Uni     1.03%   6/1/2004        56,445      56,445
New Jersey Educ. Fac. Auth. Rev. (Princeton Uni     1.05%   6/1/2004         3,150       3,150
New Jersey GO TOB VRDO                              1.09%   6/7/2004*       24,200      24,200
New Jersey GO TOB VRDO                              1.09%   6/7/2004(3)     33,245      33,245
New Jersey Health Care Fac. Financing Auth  Rev.
(Capital Health Systems Obligated Group) VRDO  1.03%        6/7/2LOC        11,600      11,600

----------------------------------------------------------------------------------------------
FACE    MARKET    MATURITY    AMOUNT    VALUE*    COUPON    DATE   (000)   (000)
----------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth  Rev.
(Holy Name Hosp.) VRDO                              1.00%   6/7/2004LOC      7,000       7,000
New Jersey Health Care Fac. Financing Auth  Rev.
(Hosp. Capital Asset Pooled  Program) VRDO          1.08%   6/7/2004LOC    13, 200      13,200
New Jersey Health Care Fac. Financing Auth  Rev.
(Hosp. Capital Asset Pooled  Program) VRDO          1.08%   6/7/2004LOC     15,400      15,400
New Jersey Health Care Fac. Financing Auth  Rev.
(Hosp. Capital Asset Pooled  Program) VRDO          1.08%   6/7/2004LOC     24,500      24,500
New Jersey Health Care Fac. Financing Auth  Rev.
(Hosp.  Capital Asset Pooled Program) VRDO          1.08%   6/7/2004LOC     21,600      21,600
New Jersey Health Care Fac. Financing Auth  Rev.
(Meridian Health Systems) VRDO                      1.06%   6/7/2004LOC     30,300      30,300
New Jersey Health Care Fac. Financing Auth  Rev.
(Meridian Health Systems) VRDO                      1.06%   6/7/2004LOC     14,200      14,200
New Jersey Health Care Fac. Financing Auth  Rev.
(Robert Wood Johnson) VRDO                          1.03%   6/7/2004LOC     16,000      16,000
New Jersey Health Care Fac. Financing Auth  Rev.
(Virtua Health) VRDO                                1.03%   6/7/2004LOC     11,000      11,000
New Jersey Housing & Mortgage
Finance Agency Multi-Family Housing Rev. VRDO       1.09%   6/7/2004*       15,915      15,915
New Jersey Housing & Mortgage
Finance Agency Rev. TOB PUT                         1.35%   12/9/200(1)      9,840       9,835
New Jersey Housing & Mortgage
Finance Agency Rev. TOB VRDO                        1.09%   6/7/2004(1)      3,910       3,910
New Jersey Housing & Mortgage
Finance Agency Rev. TOB VRDO                        1.09%   6/7/2004(1)      1,425       1,425
New Jersey Housing & Mortgage
Finance Agency Single Family Rev                    1.05%   10/1/2004        5,000       5,000
New Jersey Housing & Mortgage
Finance Agency Single  Family Rev                   1.10%   10/1/2004        4,000       4,000
New Jersey Housing & Mortgage
Finance Agency Single Family Rev                    1.05%   4/1/2005         5,000       5,000
New Jersey Housing & Mortgage
Finance Agency Single Family Rev. Notes             1.00%   4/1/2005        19,355      19,355
New Jersey Sports & Exposition Auth.Rev
(Convention Center Luxury Tax) VRDO                 1.06%   6/7/2004(1)*     5,345       5,345
New Jersey Sports & Exposition Auth. Rev
(Convention Center Luxury Tax) VRDO                 1.06%   6/7/2004(1)      6,955       6,955
New Jersey Sports & Exposition Auth. Rev. VRDO      1.06%   6/7/2004(1)     34,195      34,195
New Jersey TRAN                                     2.00%   6/25/2004       58,000      58,037
New Jersey Transp. Corp. COP                        5.25%   9/15/2004(2      4,000       4,049
New Jersey Transp. Trust Fund Auth. Rev. TOB PU     1.05%   6/19/2004(1     14,495      14,495
New Jersey Transp. Trust Fund Auth. Rev. TOB VR     1.06%   6/7/2004(4)     10,455      10,455
New Jersey Transp. Trust Fund Auth. Rev. TOB VR     1.09%   6/7/2004(4)      7,140       7,140
New Jersey Transp. Trust Fund Auth. Rev. TOB VR     1.11%   6/7/2004(2)     24,860      24,860
New Jersey Transp. Trust Fund Auth
Transp. System TOB VRDO                             1.10%   6/7/2004(4)     21,995      21,995
New Jersey Turnpike Auth. Rev                       1.04%   6/7/2004(4)      4,400       4,400
New Jersey Turnpike Auth. Rev. VRDO                 1.09%   6/7/2004(2)      6,825       6,825
New Jersey Turnpike Auth. Rev. TOB  VRDO            1.07%   6/7/2004(1)     18,650      18,650
New Jersey Turnpike Auth. Rev. TOB  VRDO            1.10%   6/7/2004(1)      7,555       7,555

----------------------------------------------------------------------------------------------
FACE    MARKET    MATURITY    AMOUNT    VALUE*    COUPON    DATE   (000)   (000)
----------------------------------------------------------------------------------------------
New Jersey Turnpike Auth. Rev. TOB VRDO  1.09%              6/7/2004(2)      8,000       8,000
New Jersey Turnpike Auth. Rev. VRDO                 1.02%   6/7/2004(3)    106,750     106,750
New Jersey Turnpike Auth. Rev. VRDO                 1.04%   6/7/2004(4)     23,500      23,500
New Jersey Turnpike Auth. Rev. VRDO                 1.04%   6/7/2004(4)     82,150      82,150
Port Auth. of New York & New Jersey CP              0.95%   6/9/2004         2,100       2,100
Port Auth. of New York & New Jersey CP              0.98%   6/9/2004         1,010       1,010
Port Auth. of New York & New Jersey CP              1.00%   6/9/2004         3,550       3,550
Port Auth. of New York & New Jersey CP              0.97%   6/11/2004        8,200       8,200
Port Auth. of New York & New Jersey CP              0.95%   8/10/2004        7,700       7,700
Port Auth. of New York & New Jersey CP              0.97%   8/13/2004        3,100       3,100
Port Auth. of New York & New Jersey CP              1.03%   9/8/2004  2     27,550      27,550
Port Auth. of New York & New Jersey CP              1.03%   9/15/2004 1     12,720      12,720
Princeton Univ. New Jersey CP                       0.95%   6/7/2004         3,300       3,300
Princeton Univ. New Jersey CP                       0.93%   7/14/2004        7,600       7,600
Princeton Univ. New Jersey CP                       1.03%   7/20/2004        3,500       3,500
Princeton Univ. New Jersey CP                       1.06%   8/12/2004 1     15,600      15,600
Princeton Univ. New Jersey CP                       0.95%   8/17/2004 1     11,000      11,000
Rahway Valley NJ Sewerage Auth
Sewer Rev. Project Notes                            2.00%   1/14/2005        3,517       3,517
Raritan Township NJ BAN                             1.75%   9/10/2004        6,277       6,277
Ridgewood NJ BAN                                    1.75%   4/13/2005 2     23,412      23,412
Rutgers State Univ. New Jersey VRDO                 1.04%   6/1/2004  8     83,460      83,460
Salem County NJ Financing Auth. PCR
(Atlantic City Electric Co.) VRDO                   1.03%   6/7/2004(1)      8,250       8,250
Salem County NJ Financing Auth. PCR
(Atlantic City Electric Co.) VRDO                   1.08%   6/7/2004(1)      2,200       2,200
Salem County NJ Financing Auth. PCR (Exelon Pro     1.05%   6/14/2004LOC    19,000      19,000
Univ. of Medicine & Dentistry New Jersey Rev. V     1.06%   6/7/2004(2)     31,000      31,000
West Windsor Township NJ BAN                        1.75%   3/2/2005         5,247       5,276
OUTSIDE NEW JERSEY:
Puerto Rico Electric Power Auth. Rev. VRDO          1.05%   6/7/2004(4)     10,000      10,000
Puerto Rico Electric Power Auth. Rev. TOB PUT       0.98%   6/24/2004(4      9,870       9,870
Puerto Rico Govt. Dev. Bank VRDO                    0.97%   6/7/2004(1)     20,830      20,830
Puerto Rico Highway & Transp. Auth. Rev. TOB VR     1.09%   6/7/2004(1)     21,490      21,490
Puerto Rico Highway & Transp. Auth. Rev. VRDO       1.08%   6/7/2004(1)     15,855      15,855
Puerto Rico Highway & Transp. Auth. Rev. VRDO       1.10%   6/7/2004(3)      5,165       5,165
Puerto Rico Highway & Transp. Auth
Rev. Grant Anticipation VRDO                        1.08%   6/7/2004(1)*     5,250       5,250
Puerto Rico Ind. Medical & Environmental Fac.
Finance Auth. Rev. PCR (Abbott Laboratories) PU     1.30%   3/1/2005*        9,275       9,275
Puerto Rico Infrastructure Financing Auth
Special Obligation Bonds TOB PUT                    1.15%   6/7/2004*        8,915       8,915
Puerto Rico Infrastructure Financing Auth
Special Obligation Bonds TOB PUT                    0.95%   6/17/2004*      29,105      29,105
Puerto Rico Public Finance Corp. TOB VRDO           1.08%   6/7/2004(11)*   10,000      10,000
Puerto Rico TRAN                                    2.00%   7/30/2004       15,000      15,024
----------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,991,264)                                              1,991,264
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          AMOUNT
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                    (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      17,146
Liabilities                                                             (23,635)
                                                                      ----------
                                                                         (6,489)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------

Applicable to 1,984,028,260 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)                      $1,984,775
================================================================================
NET ASSET VALUE PER SHARE $1.00
================================================================================
*See Note A in Notes to Financial Statements.
**Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, the aggregate value of these securities was $521,955,000, representing 26.3% of net assets.
For key to abbreviations and other references, see page 30.

--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                             AMOUNT          PER
                                                              (000)        SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                          $1,984,267        $1.00
Undistributed Net Investment Income                              --           --
Accumulated Net Realized Gains                                  508           --
Unrealized Appreciation                                          --           --
--------------------------------------------------------------------------------
NET ASSETS                                               $1,984,775        $1.00
================================================================================

----------------------------------------------------------------------------------------------
                                                                                 FACE   MARKET
                                                            MATURITY           AMOUNT   VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT                    COUPON       DATE            (000)    (000)
----------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
----------------------------------------------------------------------------------------------
Atlantic City NJ Board of Educ. GO                  6.00%   12/1/2012(4)        4,600    5,326
Atlantic City NJ Board of Educ. GO                  6.10%   12/1/2015(4)        2,000    2,338
Atlantic City NJ GO                                 5.25%   12/15/2012(         1,990    2,165
Atlantic City NJ GO                                 5.25%   12/15/2014(         2,190    2,377
Atlantic County NJ Public Fac. COP                  7.40%   3/1/2010(3)         1,755    2,115
Atlantic County NJ Public Fac. COP                  7.40%   3/1/2011(3)         4,025    4,903
Atlantic County NJ Public Fac. COP                  6.00%   3/1/2014(3)         3,685    4,220
Atlantic County NJ Public Fac. COP                  6.00%   3/1/2015(3)         1,480    1,689
Atlantic County NJ Util. Auth. Sewer Rev.          6.875%   1/1/2012(2)(ETM)    2,260    2,564
Bayonne NJ Muni. Util. Auth. Water System Rev.      5.00%  4/1/2016(10)         1,255    1,311
Bayonne NJ Muni. Util. Auth. Water System Rev.      5.00%  4/1/2017(10)         1,315    1,363
Bayonne NJ Muni. Util. Auth. Water System Rev.      5.00%  4/1/2021(10)         1,600    1,623
Camden County NJ Improvement Auth. Lease Rev.       5.50%   9/1/2010(4)(Prere.) 1,470    1,642
Camden County NJ Improvement Auth. Lease Rev.       5.50%   5/1/2016            1,140    1,233
Camden County NJ Improvement Auth. Lease Rev.       5.50%   5/1/2017            1,025    1,103
Camden County NJ Improvement Auth. Lease Rev.       5.50%   5/1/2018            1,265    1,360
Camden County NJ Improvement Auth. Lease Rev.       5.50%   5/1/2019            1,335    1,432
Camden County NJ Improvement Auth. Lease Rev.      5.375%   9/1/2019(4)           850      900
Camden County NJ Muni. Util. Auth. Rev.             0.00%   9/1/2004(3)         8,345    8,312
Camden County NJ Muni. Util. Auth. Rev.             0.00%   9/1/2005(3)        18,545   18,101
Camden County NJ Muni. Util. Auth. Rev.             0.00%   9/1/2006(3)        18,545   17,566
Cape May County NJ Muni. Util. Auth. Rev.           5 75%   1/1/2014(4)         6,930    7,876
Cape May County NJ Muni. Util. Auth. Rev.           5 25%   1/1/2017(1)         2,560    2,706
Cape May County NJ Muni. Util. Auth. Rev.           5 25%   1/1/2018(1)         2,165    2,278
Cape May County NJ PCR (Atlantic City Electric)     6.80%   3/1/2021(1)        15,400   19,215
Delaware River & Bay Auth. New Jersey Rev.         5.375%   1/1/2013(2)           750      818
Delaware River & Bay Auth. New Jersey Rev.          5.75%   1/1/2029(2)         5,000    5,336
Delaware River Joint Toll Bridge Comm
Pennsylvania & New Jersey Rev.                      5.40%   1/1/2013(3)         6,750    7,200
Delaware River Joint Toll Bridge Comm
Pennsylvania & New Jersey Rev.                     5.625%   1/1/2013(4)         4,205    4,630
Delaware River Joint Toll Bridge Comm
Pennsylvania & New Jersey Rev.                      5.75%   1/1/2022(4)        10,000   10,806
Delaware River Joint Toll Bridge Comm
Pennsylvania & New Jersey Rev.                      5.50%   1/1/2026(3)        22,885   23,738
Delaware River Joint Toll Bridge Comm
Pennsylvania & New Jersey Rev.                     5.625%   1/1/2026(4)         5,000    5,217
Egg Harbor Township NJ School Dist. GO              5.00%   7/15/2012(3)        2,640    2,879
Egg Harbor Township NJ School Dist. GO              5.00%   7/15/2013(3)        2,780    2,983
Egg Harbor Township NJ School Dist. GO              5.00%   7/15/2020(3)        2,000    2,062
Egg Harbor Township NJ School Dist. GO              5.00%   7/15/2021(3)        1,400    1,436
Egg Harbor Township NJ School Dist. GO              5.10%   7/15/2022(3)        2,950    3,034
Essex County NJ Improvement Auth. Lease Rev         5.75%   10/1/2014(3)        3,390    3,784
Essex County NJ Improvement Auth. Lease Rev         5.75%   10/1/2015(3)        5,090    5,590
Essex County NJ Improvement Auth. Lease Rev         5.75%   10/1/2030(3)        2,650    2,834
Essex County NJ Solid Waste Util. Auth.             5.60%   4/1/2006(4)(Prere.) 2,200    2,382
Essex County NJ Solid Waste Util. Auth.             0.00%   4/1/2010(4)         1,000      799
Evesham NJ Util. Auth. Rev.                         5.00%   7/1/2016(2)         3,435    3,600
Evesham NJ Util. Auth. Rev.                         5.00%   7/1/2017(2)         3,705    3,857
Evesham NJ Util. Auth. Rev.                         5.00%   7/1/2018(2)         1,605    1,663
Garden State Preservation Trust New Jersey          0.00%   11/1/2021(4 )      11,325    4,645

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
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
                                                                                                    FACE   MARKET
                                                                       MATURITY                   AMOUNT   VALUE*
                                                   COUPON                  DATE                    (000)    (000)
-----------------------------------------------------------------------------------------------------------------
Garden State Preservation Trust New Jersey             0.00%           11/1/2022(4)               41,150   15,923
Garden State Preservation Trust New Jersey             0.00%           11/1/2023(4)               15,000    5,461
Gloucester County NJ Improvement Auth. Lease Rev.      5.00%           7/15/2016(1)                1,000    1,053
Gloucester County NJ Improvement Auth. Lease Rev.      5.00%           7/15/2017(1)                1,000    1,045
Gloucester County NJ Improvement Auth. Lease Rev.      5.00%           7/15/2020(1)                1,150    1,182
Gloucester County NJ Improvement Auth. Lease Rev.      5.00%           7/15/2023(1)                1,000    1,014
Gloucester Township NJ GO                              5.75%           7/15/2010(2)                2,880    3,263
Gloucester Township NJ Muni. Util. Auth. Rev.          5.65%           3/1/2018(2)                 2,755    3,091
Higher Educ. Assistance Auth. of New Jersey
Student Loan Rev.                                      6.00%           6/1/2013(1)                 2,365    2,485
Higher Educ. Assistance Auth. of New Jersey
Student Loan Rev.                                      6.00%           6/1/2015(1)                 4,370    4,592
Higher Educ. Assistance Auth. of New Jersey
Student Loan Rev.                                      6.10%           6/1/2016(1)                 2,360    2,484
Hillsborough Township NJ School Dist. GO               5.375%          10/1/2013(4)                1,250    1,391
Hillsborough Township NJ School Dist. GO               5.375%          10/1/2015(4)                1,720    1,899
Hillsborough Township NJ School Dist. GO               5.375%          10/1/2017(4)                  720      793
Hillsborough Township NJ School Dist. GO               5.375%          10/1/2019(4)                1,720    1,889
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.    0.00%           8/1/2004(1)                 3,750    3,740
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.    0.00%           8/1/2005(1)                 3,805    3,722
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.    0.00%           8/1/2006(1)                 2,000    1,899
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev.    6.25%           8/1/2013(1)*                9,590   11,308
Hopewell Valley NJ Regional School Dist. GO            5.00%           8/15/2013(3)                2,315    2,468
Hudson County NJ GO                                    6.55%           7/1/2007(3)                 1,300    1,450
Hudson County NJ GO                                    6.55%           7/1/2009(3)                   635      731
Irvington Township NJ GO                               0.00%           8/1/2007(1)(ETM)            1,000      913
Irvington Township NJ GO                               0.00%           8/1/2009(1)(ETM)            2,580    2,143
Irvington Township NJ GO                               0.00%           8/1/2010(1)(ETM)            2,080    1,641
Jackson Township NJ Board of Educ. GO                 5.375%           4/15/2026(3)                6,885    7,133
Jackson Township NJ Board of Educ. GO                 5.375%           4/15/2027(3)                7,676    7,949
Marlboro Township NJ Board of Educ. GO                 5.00%           7/15/2012                   1,005    1,083
Marlboro Township NJ Board of Educ. GO                 5.00%           7/15/2013                   1,000    1,066
Marlboro Township NJ Board of Educ. GO                 5.25%           7/15/2013(4)                2,625    2,836
Marlboro Township NJ Board of Educ. GO                 5.00%           7/15/2014                   1,045    1,106
Marlboro Township NJ Board of Educ. GO                 5.25%           7/15/2014(4)                2,790    3,010
Marlboro Township NJ Board of Educ. GO                 5.25%           7/15/2018(4)                2,850    3,004
Mercer County NJ Improvement Auth. Solid Waste Rev.   5.375%           9/15/2012                  11,120   12,090
Mercer County NJ Improvement Auth.
Special Services School Dist. Rev.                     5.75%           12/15/2008                  1,165    1,298
Mercer County NJ Improvement Auth.
Special Services School Dist. Rev.                     5.95%           12/15/2012                  4,895    5,651
Middlesex County NJ COP                                5.00%           8/1/2011(1)                 1,050    1,146
Middlesex County NJ COP                                5.50%           8/1/2015(1)                 1,195    1,286
Middlesex County NJ Improvement Auth.                 5.375%           3/15/2022(3)                1,825    1,924
Middlesex County NJ Improvement Auth.                 5.375%           3/15/2023(3)                1,925    2,022
Middlesex County NJ Improvement Auth.                  5.00%           3/15/2031(3)               10,000    9,897
Middlesex County NJ Improvement Auth. Rev.
Open Space Trust Fund                                  5.25%           9/15/2019                   1,585    1,673
Middlesex County NJ Improvement Auth. Rev.
Open Space Trust Fund                                  5.25%           9/15/2020                   1,600    1,680
Middlesex County NJ Improvement Auth. Rev.
Open Space Trust Fund                                  5.25%           9/15/2021                   2,375    2,481

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
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
                                                                                                    FACE   MARKET
                                                                       MATURITY                   AMOUNT   VALUE*
                                                   COUPON                  DATE                    (000)    (000)
-----------------------------------------------------------------------------------------------------------------
Middlesex County NJ Improvement Auth. Rev.
Open Space Trust Fund                                  5.25%           9/15/2022                   2,000    2,082
Middlesex County NJ Improvement Auth.
Util. Systems Rev. (Perth Amboy)                       0.00%           9/1/2015(2)                 2,000    1,191
Middlesex County NJ Improvement Auth.
Util. Systems Rev. (Perth Amboy)                       0.00%           9/1/2016(2)                 3,000    1,681
Middlesex County NJ Improvement Auth.
Util. Systems Rev. (Perth Amboy)                       0.00%           9/1/2018(2)                 4,550    2,266
Middlesex County NJ Util. Auth. Sewer Rev.             5.25%           3/15/2010(3)                1,740    1,847
Middlesex County NJ Util. Auth. Sewer Rev.            5.375%           9/15/2015(3)                3,775    3,980
Middlesex County NJ Util. Auth. Sewer Rev.            5.125%           12/1/2016(3)                3,050    3,195
Middletown Township NJ Board of Educ. GO               5.00%           8/1/2014(4)                 2,735    2,905
Middletown Township NJ Board of Educ. GO               5.00%           8/1/2015(4)                 2,015    2,101
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Educ.)                       5.80%           7/15/2007(2)(Prere.)        1,180    1,304
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Educ.)                       5.00%           7/15/2013(2)                1,305    1,404
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Educ.)                       5.00%           7/15/2019(2)                2,115    2,180
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Educ.)                       5.00%           7/15/2020(2)                2,225    2,282
Monroe Township NJ Muni. Util. Auth.
Middlesex County Rev.                                  5.25%           2/1/2013(3)                 1,210    1,309
Monroe Township NJ Muni. Util. Auth.
Middlesex County Rev.                                  5.25%           2/1/2014(3)                 1,235    1,329
Montgomery Township NJ School Dist. GO                 5.25%           8/1/2013(1)                 1,285    1,399
Montgomery Township NJ School Dist. GO                 5.25%           8/1/2017(1)                 1,280    1,365
Montgomery Township NJ School Dist. GO                 5.25%           8/1/2018(1)                 1,280    1,360
Mount Laurel Township NJ Muni. Util. Auth.
Util. System Rev.                                      6.00%           7/1/2004(1)(Prere.)         2,580    2,591
New Jersey Health Care Fac. Financing Auth. Rev.
(Capital Health Systems Obligated Group) VRDO          1.03%           6/7/2004LOC                 3,400    3,400
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                 5.50%           11/15/2008(1)(Prere.)       4,375    4,870
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                5.625%           11/15/2008(1)(Prere.)       4,870    5,446
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                 5.75%           11/15/2008(1)(Prere.)       6,080    6,831
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                 5.75%           11/15/2008(1)(Prere.)       5,440    6,112
New Jersey Econ. Dev. Auth. Rev.
(Peddie School Project) VRDO                           1.00%           6/7/2004                      900      900
New Jersey Econ. Dev. Auth. Rev.
(Hillcrest Health Service)                             0.00%           1/1/2012(2)                 2,500    1,825
New Jersey Econ. Dev. Auth. Rev.
(Hillcrest Health Service)                             0.00%           1/1/2013(2)                 3,000    2,071
New Jersey Econ. Dev. Auth. Rev.
(Lawrenceville School Project) VRDO                    1.02%           6/1/2004                    6,400    6,400
New Jersey Econ. Dev. Auth. Rev.
(Masonic Charity Foundation)                          5.875%           6/1/2018                    1,250    1,359
New Jersey Econ. Dev. Auth. Rev.
(Masonic Charity Foundation)                           6.00%           6/1/2025                    1,000    1,073


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
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
                                                                                                    FACE   MARKET
                                                                       MATURITY                   AMOUNT   VALUE*
                                                   COUPON                  DATE                    (000)    (000)
-----------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.
(Masonic Charity Foundation)                           5.50%           6/1/2031                    1,665    1,698
New Jersey Econ. Dev. Auth. Rev. (School Fac.)         5.50%           6/15/2013(2)                1,200    1,346
New Jersey Econ. Dev. Auth. Rev. (School Fac.)         5.25%           6/15/2017(2)                7,040    7,469
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)0.00%           7/1/2008(1)                 2,305    2,021
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)0.00%           7/1/2011(1)                 4,650    3,497
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)0.00%           7/1/2012(1)                 4,550    3,239
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)0.00%           7/1/2013(1)                 4,500    3,029
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)0.00%           7/1/2014(1)                 4,210    2,675
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)     5.25%           5/1/2009(4)(Prere.)         4,500    4,927
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)    5.875%           5/1/2009(4)(Prere.)         3,465    3,892
New Jersey Econ. Dev. Auth. Rev. Motor Vehicle Comm.   0.00%           7/1/2012(1)                15,000   10,578
New Jersey Econ. Dev. Auth. Rev. Motor Vehicle Comm.   0.00%           7/1/2013(1)                18,500   12,337
New Jersey Econ. Dev. Auth. Rev. Motor Vehicle Comm.   0.00%           7/1/2014(1)                12,000    7,523
New Jersey Econ. Dev. Auth. Water Fac. Rev.
(United Water Co.) VRDO                                1.08%           6/1/2004(2)                 7,300    7,300
New Jersey Econ. Dev. Auth. Water Fac. Rev.
(NJ American Water Co.)                               5.125%           4/1/2022(2)                 5,000    5,065
New Jersey Educ. Fac. Auth. Rev.                      5.875%           9/1/2007(2)                 5,890    6,486
New Jersey Educ. Fac. Auth. Rev.                      5.875%           9/1/2008(2)                 6,165    6,882
New Jersey Educ. Fac. Auth. Rev.                       5.75%           9/1/2012                    7,595    8,628
New Jersey Educ. Fac. Auth. Rev.                       5.75%           9/1/2016(4)                 8,425    9,243
New Jersey Educ. Fac. Auth. Rev.                       5.00%           9/1/2019(4)                 2,715    2,778
New Jersey Educ. Fac. Auth. Rev.                       5.00%           9/1/2020                   11,405   11,600
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)          5.25%           7/1/2020(3)                 2,060    2,223
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)          5.25%           7/1/2021(3)                 1,550    1,666
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)          5.25%           7/1/2021(3)                 2,605    2,716
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)          5.25%           7/1/2022(3)(Prere.)         2,775    2,883
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)                   6.00%           7/1/2004(1)(Prere.)         1,500    1,536
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)                   5.25%           7/1/2017(1)                 1,000    1,061
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)                   5.25%           7/1/2018(1)                 1,470    1,554
New Jersey Educ. Fac. Auth. Rev.
(New Jersey Institute of Technology)                   5.25%           7/1/2020(1)                 1,725    1,805
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)     5.25%           7/1/2016                    2,545    2,799
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)     5.25%           7/1/2018                    4,785    5,235
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)     5.25%           7/1/2019                    7,000    7,627
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)     5.25%           7/1/2017                   10,630   11,644
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.) VRDO1.03%           6/1/2004                    5,705    5,705
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)     5.625%           7/1/2009(1)(Prere.)         2,105    2,354
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)      5.00%           7/1/2015(3)                 1,550    1,638
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)      5.00%           7/1/2017(3)                 1,700    1,770
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)      5.00%           7/1/2020(3)                 1,010    1,036
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)         5.25%           7/1/2014(3)                 2,305    2,494
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)         5.25%           7/1/2015(3)                 1,880    2,020
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)         5.25%           7/1/2016(3)                 2,050    2,188
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)        5.125%           7/1/2021(3)                 2,800    2,889
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)         5.25%           7/1/2024(3)                11,210   11,405
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)         5.00%           7/1/2031(3)                 1,965    1,956
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)    5.25%           7/1/2010(2)                 1,500    1,637

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
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
                                                                                                FACE         MARKET
                                                                             MATURITY         AMOUNT         VALUE*
                                                        COUPON                   DATE          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)      5.25%           7/1/2012 (2)        $ 1,275   $      1,384
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)      5.25%           7/1/2014 (2)            500            539
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)      5.25%           7/1/2015 (2)            400            425
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)      5.25%           7/1/2016 (2)            200            212
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)      5.60%           7/1/2016 (1)          1,000          1,069
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)     5.625%           7/1/2019 (1)          3,625          3,877
New Jersey Educ. Fac. Auth. Rev.
(Stevens Institute of Technology)                       5.125%               7/1/2022          4,000          3,974
New Jersey Educ. Fac. Auth. Rev.
(Stevens Institute of Technology)                        5.25%               7/1/2032          6,000          5,870
New Jersey Educ. Fac. Auth. Rev. (William Patterson)     5.20%           7/1/2015 (3)            755            799
New Jersey Educ. Fac. Auth. Rev. (William Patterson)     5.30%           7/1/2017 (3)            250            266
New Jersey Educ. Fac. Auth. Rev. (William Patterson)    5.375%           7/1/2018 (3)            905            965
New Jersey Educ. Fac. Auth. Rev. (William Patterson)    5.375%           7/1/2019 (3)            360            382
New Jersey Environmental Infrastructure Trust
Wastewater Treatment Rev.                               5.125%               9/1/2015          5,090          5,373
New Jersey Environmental Infrastructure Trust
Wastewater Treatment Rev.                                5.00%               9/1/2017          1,525          1,571
New Jersey GO                                            5.25%               7/1/2018         15,000         16,311
New Jersey GO                                           5.125%              7/15/2018          8,600          9,326
New Jersey GO                                            5.25%               7/1/2019         10,105         10,951
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlantic City Medical Center)                           6.00%               7/1/2008          2,530          2,746
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlantic City Medical Center)                           6.25%               7/1/2017          3,950          4,305
New Jersey Health Care Fac. Financing Auth. Rev.
(Atlantic City Medical Center)                           5.75%               7/1/2025          5,000          5,146
New Jersey Health Care Fac. Financing Auth. Rev.
(Capital Health Systems Obligated Group)                 5.75%               7/1/2023          5,000          5,085
New Jersey Health Care Fac. Financing Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                            5.25%           7/1/2009 (4)          5,500          5,960
New Jersey Health Care Fac. Financing Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                            5.00%           7/1/2010 (4)          4,695          5,007
New Jersey Health Care Fac. Financing Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                            5.25%           7/1/2012 (4)          1,500          1,604
New Jersey Health Care Fac. Financing Auth. Rev.
(Hackensack Univ. Medical Center)                       5.375%           1/1/2013 (1)          2,355          2,521
New Jersey Health Care Fac. Financing Auth. Rev.
(Holy Name Hosp.)                                        5.25%           7/1/2020 (2)          4,100          4,258
New Jersey Health Care Fac. Financing Auth. Rev.
(Jersey Shore Medical Center)                            6.20%           7/1/2013 (2)          1,345          1,377
New Jersey Health Care Fac. Financing Auth. Rev.
(Jersey Shore Medical Center)                            6.20%           7/1/2014 (2)          1,320          1,351
New Jersey Health Care Fac. Financing Auth. Rev.
(Jersey Shore Medical Center)                            6.25%           7/1/2016 (2)            860            880
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health System Obligated Group)                5.625%           7/1/2012 (4)          3,710          4,059
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health System Obligated Group)                5.625%           7/1/2013 (4)          7,355          8,047

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
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
                                                                                                FACE         MARKET
                                                                             MATURITY         AMOUNT         VALUE*
                                                        COUPON                   DATE          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health System Obligated Group)                 5.25%           7/1/2029 (4)        $13,450   $     13,589
New Jersey Health Care Fac. Financing Auth. Rev.
(Meridian Health Systems) VRDO                           1.06%           6/7/2004 LOC          2,200          2,200
New Jersey Health Care Fac. Financing Auth. Rev.
(Riverside Medical Center)                               6.25%      7/1/2010 (2)(ETM)          2,935          3,374
New Jersey Health Care Fac. Financing Auth. Rev.
(South Jersey Hosp.)                                    5.875%               7/1/2021          3,500          3,629
New Jersey Health Care Fac. Financing Auth. Rev.
(South Jersey Hosp.)                                     6.00%               7/1/2026          3,500          3,590
New Jersey Health Care Fac. Financing Auth. Rev.
(South Jersey Hosp.)                                     6.00%               7/1/2032          3,000          3,065
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care)                               5.25%           7/1/2013 (1)          3,000          3,202
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care)                               5.25%           7/1/2016 (1)          3,300          3,481
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Barnabas Health Care)                               0.00%           7/1/2021 (1)          3,000          1,252
New Jersey Health Care Fac. Financing Auth. Rev.
(St. Clares Riverside Medical Center)                    5.75%           7/1/2014 (1)          8,500          8,699
New Jersey Health Care Fac. Financing Auth. Rev.
(Virtua Health)                                          5.25%           7/1/2014 (4)         11,000         11,663
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                        4.95%           6/1/2010 (2)          4,570          4,803
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                        5.05%           6/1/2011 (2)          3,650          3,835
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                        5.05%           6/1/2012 (1)            775            820
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                        5.15%           6/1/2012 (2)          3,790          3,973
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                        5.10%           6/1/2013 (1)          1,760          1,854
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                        5.20%           6/1/2013 (2)          5,905          6,175
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                       5.125%           6/1/2014 (1)          1,015          1,064
New Jersey Higher Educ. Assistance Auth.
Student Loan Rev.                                        5.25%           6/1/2018 (1)            550            569
New Jersey Highway Auth. Rev. (Garden State Parkway)     5.60%   1/1/2010 (3)(Prere.)          7,535          8,472
New Jersey Highway Auth. Rev. (Garden State Parkway)     6.20%      1/1/2010 (2)(ETM)         20,000         22,301
New Jersey Highway Auth. Rev. (Garden State Parkway)     5.50%      1/1/2013 (3)(ETM)         10,000         11,205
New Jersey Highway Auth. Rev. (Garden State Parkway)     5.50%      1/1/2014 (3)(ETM)          7,500          8,395
New Jersey Highway Auth. Rev. (Garden State Parkway)     5.50%      1/1/2015 (3)(ETM)          7,500          8,388
New Jersey Highway Auth. Rev. (Garden State Parkway)     5.50%      1/1/2016 (3)(ETM)          2,000          2,233
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev.                                5.70%           5/1/2020 (4)          2,255          2,354
New Jersey Housing & Mortgage Finance Agency Rev.
(Home Buyer)                                             5.40%          10/1/2020 (1)          1,085          1,118
New Jersey Sports & Exposition Auth. Rev.                6.50%           3/1/2013 (1)         10,000         11,579
New Jersey Sports & Exposition Auth. Rev.                5.50%           3/1/2017 (1)          5,755          6,391
New Jersey Sports & Exposition Auth. Rev. VRDO           1.06%           6/7/2004 (1)          2,200          2,200

-------------------------------------------------------------------------------------------------------------------
                                                                                                FACE         MARKET
                                                                             MATURITY         AMOUNT         VALUE*
                                                    COUPON                       DATE          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
New Jersey Sports & Exposition Auth. Rev.
(Convention Center Luxury Tax)                       5.50%               3/1/2021 (1)        $ 3,000   $      3,283
New Jersey Transp. Corp. COP                         6.00%      9/15/2009 (2)(Prere.)         10,000         11,275
New Jersey Transp. Corp. COP                         5.75%      9/15/2010 (2)(Prere.)          2,000          2,263
New Jersey Transp. Corp. COP                         5.50%              9/15/2012 (2)         20,000         22,207
New Jersey Transp. Corp. COP                         5.50%              9/15/2014 (2)          1,500          1,665
New Jersey Transp. Corp. COP                         5.50%              9/15/2015 (2)         15,000         16,554
New Jersey Transp. Trust Fund Auth. Rev.             5.50%      6/15/2005 (1)(Prere.)            200            743
New Jersey Transp. Trust Fund Auth. Rev.             6.00%      6/15/2007 (2)(Prere.)         16,280         18,213
New Jersey Transp. Trust Fund Auth. Rev.             6.00%         6/15/2010 (Prere.)          5,000          5,715
New Jersey Transp. Trust Fund Auth. Rev.             6.00%      12/15/2011 (1)(Prere)          2,000          2,312
New Jersey Transp. Trust Fund Auth. Rev.             6.00%     12/15/2011 (1)(Prere.)         15,000         17,341
New Jersey Transp. Trust Fund Auth. Rev.             6.00%     12/15/2011 (1)(Prere.)         13,000         15,029
New Jersey Transp. Trust Fund Auth. Rev.             6.00%     12/15/2011 (1)(Prere.)          5,000          5,780
New Jersey Transp. Trust Fund Auth. Rev.             5.50%              6/15/2013 (1)          2,300          2,432
New Jersey Transp. Trust Fund Auth. Rev.             5.75%                  6/15/2020          5,000          5,575
New Jersey Turnpike Auth. Rev.                       5.75%       1/1/2010 (1)(Prere.)          1,620          1,820
New Jersey Turnpike Auth. Rev.                       6.00%               1/1/2013 (1)          1,000          1,155
New Jersey Turnpike Auth. Rev.                       6.50%          1/1/2013 (1)(ETM)         20,000         23,797
New Jersey Turnpike Auth. Rev.                       5.75%               1/1/2016 (1)            665            723
New Jersey Turnpike Auth. Rev.                       6.50%          1/1/2016 (1)(ETM)         22,095         26,182
New Jersey Turnpike Auth. Rev.                       6.50%               1/1/2016 (1)          6,175          7,345
New Jersey Turnpike Auth. Rev.                       5.75%               1/1/2017 (1)         10,000         10,879
New Jersey Turnpike Auth. Rev.                      5.375%               1/1/2020 (1)          3,500          3,691
New Jersey Turnpike Auth. Rev.                       5.50%               1/1/2025 (1)          1,800          1,864
New Jersey Water Supply Auth.
Delaware & Raritan Water System Rev.                5.375%              11/1/2010 (1)          2,230          2,405
New Jersey Water Supply Auth.
Delaware & Raritan Water System Rev.                5.375%              11/1/2011 (1)          2,345          2,513
New Jersey Water Supply Auth.
Delaware & Raritan Water System Rev.                5.375%              11/1/2013 (1)          2,600          2,752
Newark NJ GO                                         5.50%              10/1/2008 (2)          1,660          1,827
Newark NJ School Dist. GO                           5.375%             12/15/2013 (1)          2,000          2,199
North Bergen Township NJ GO                          8.00%              8/15/2006 (4)          1,885          2,123
North Hudson NJ Sewer Auth. Rev.                    5.125%               8/1/2008 (3)          2,000          2,134
North Hudson NJ Sewer Auth. Rev.                     5.25%               8/1/2016 (3)         14,360         15,214
North Hudson NJ Sewer Auth. Rev.                    5.125%               8/1/2022 (3)          4,000          4,056
Ocean County NJ Util. Auth. Wastewater Rev.          5.00%                   1/1/2014          6,000          6,464
Ocean County NJ Util. Auth. Wastewater Rev.          5.25%                   1/1/2017          2,665          2,813
Ocean County NJ Util. Auth. Wastewater Rev.          5.25%                   1/1/2018          2,345          2,465
Ocean County NJ Util. Auth. Wastewater Rev.          6.60%          1/1/2018 (3)(ETM)          2,500          2,992
Port Auth. of New York & New Jersey Rev.            5.125%             11/15/2012 (3)          2,500          2,618
Port Auth. of New York & New Jersey Rev.            5.125%             11/15/2014 (3)          6,025          6,260
Port Auth. of New York & New Jersey Rev.             5.50%             12/15/2014 (2)          2,790          3,010
Port Auth. of New York & New Jersey Rev.             5.00%                   8/1/2015          3,370          3,465
Port Auth. of New York & New Jersey Rev.            5.875%              9/15/2015 (3)         10,000         10,735
Port Auth. of New York & New Jersey Rev.             5.50%             12/15/2019 (2)          5,125          5,405
Port Auth. of New York & New Jersey Rev.             5.20%              7/15/2021 (2)          3,250          3,302
Port Auth. of New York & New Jersey Rev.            5.375%              7/15/2022 (3)         15,000         15,683
Port Auth. of New York & New Jersey Rev.            5.125%             10/15/2030 (1)          6,725          6,745
Port Auth. of New York & New Jersey Rev.            5.375%             10/15/2035 (1)          3,000          3,044

-------------------------------------------------------------------------------------------------------------------
                                                                                                FACE         MARKET
                                                                             MATURITY         AMOUNT         VALUE*
                                                        COUPON                   DATE          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
Rutgers State Univ. New Jersey                           6.40%               5/1/2013        $ 3,000   $      3,481
Salem County NJ Financing Auth. PCR
(Atlantic City Electric Co.) VRDO                        1.08%           6/7/2004 (1)            800            800
South Brunswick Township NJ Board of Educ. GO            6.40%   8/1/2005 (3)(Prere.)          2,205          2,329
South Brunswick Township NJ Board of Educ. GO            5.25%           8/1/2020 (3)          1,785          1,862
South Brunswick Township NJ Board of Educ. GO            5.25%           8/1/2022 (3)          3,000          3,110
South Jersey Port Corp. New Jersey Rev.                  5.00%               1/1/2023          2,000          1,998
South Jersey Port Corp. New Jersey Rev.                  5.20%               1/1/2023          1,500          1,496
South Jersey Port Corp. New Jersey Rev.                  5.10%               1/1/2033          1,500          1,465
South Jersey Transp. Auth. New Jersey                    5.25%          11/1/2013 (2)          4,000          4,345
Transp. System Rev.
South Jersey Transp. Auth. New Jersey                    5.25%          11/1/2014 (2)          4,125          4,459
Transp. System Rev.
South Jersey Transp. Auth. New Jersey                    5.00%          11/1/2029 (2)          9,000          8,987
Transp. System Rev.
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.         5.50%           6/1/2011 (3)          3,100          3,468
Toms River NJ School Dist. GO                            5.00%          1/15/2020 (4)          1,510          1,541
Union County NJ Improvement Auth. Rev.
(Plainfield Board of Educ.)                              5.80%   8/1/2007 (3)(Prere.)          4,000          4,425
Union County NJ Util. Auth. Rev. (Ogden Martin)          5.25%           6/1/2006 (2)          5,375          5,684
Union County NJ Util. Auth. Rev. (Ogden Martin)         5.375%           6/1/2011 (2)          8,375          8,917
Union County NJ Util. Auth. Rev. (Ogden Martin)         5.375%           6/1/2012 (2)          8,995          9,552
Union County NJ Util. Auth. Rev. (Ogden Martin)         5.375%           6/1/2013 (2)          9,445          9,909
Univ. of Medicine & Dentistry New Jersey Rev.            6.50%     12/1/2012 (1)(ETM)          4,000          4,638
Univ. of Medicine & Dentistry New Jersey Rev.           5.375%          12/1/2015 (2)          2,325          2,524
Univ. of Medicine & Dentistry New Jersey Rev.           5.375%          12/1/2016 (2)          1,110          1,197
Univ. of Medicine & Dentistry New Jersey Rev.            5.50%          12/1/2018 (2)          1,250          1,350
Univ. of Medicine & Dentistry New Jersey Rev.            5.50%          12/1/2019 (2)          3,000          3,234
Univ. of Medicine & Dentistry New Jersey Rev.            5.50%          12/1/2020 (2)          3,675          3,949
Univ. of Medicine & Dentistry New Jersey Rev.            5.50%          12/1/2021 (2)          2,000          2,143
Univ. of Medicine & Dentistry New Jersey Rev.            5.50%          12/1/2023 (2)          7,330          7,790
Univ. of Medicine & Dentistry New Jersey Rev.            5.50%          12/1/2027 (2)         10,100         10,583
Vernon Township NJ School Dist. GO                       5.25%          12/1/2014 (3)          1,200          1,298
Vernon Township NJ School Dist. GO                       5.30%          12/1/2015 (3)          1,200          1,281
Vernon Township NJ School Dist. GO                      5.375%          12/1/2016 (3)          1,200          1,287
Vernon Township NJ School Dist. GO                      5.375%          12/1/2017 (3)          1,200          1,285
Vernon Township NJ School Dist. GO                      5.375%          12/1/2018 (3)          1,200          1,282
West Orange NJ Board of Educ. COP                       5.625%          10/1/2019 (1)          2,500          2,719
West Orange NJ Board of Educ. COP                        6.00%          10/1/2024 (1)          1,000          1,104
West Orange NJ Board of Educ. COP                       5.625%          10/1/2029 (1)          2,000          2,113
West Windsor Plainsboro NJ Regional School Dist.         5.00%          12/1/2012 (4)          2,720          2,974
West Windsor Plainsboro NJ Regional School Dist.         5.00%          12/1/2013 (4)          2,215          2,398
West Windsor Plainsboro NJ Regional School Dist.         5.00%          12/1/2014 (4)          1,000          1,065
West Windsor Plainsboro NJ Regional School Dist.         5.00%          12/1/2015 (4)          1,000          1,065
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure               5.125%          11/1/2011 (2)          3,400          3,659
Improvement Rev.
Puerto Rico Electric Power Auth. Rev.                    5.25%           7/1/2017 (1)          3,200          3,396
Puerto Rico Electric Power Auth. Rev.                    5.50%           7/1/2017 (1)          6,805          7,616
Puerto Rico GO                                           5.50%          7/1/2017 (10)          5,000          5,522
Puerto Rico GO                                           5.00%           7/1/2018 (1)          6,500          6,719
Puerto Rico GO                                           5.50%               7/1/2018          5,540          6,023
Puerto Rico GO                                           5.50%           7/1/2021 (1)          5,000          5,535
Puerto Rico Govt. Dev. Bank VRDO                         0.97%           6/7/2004 (1)          1,700          1,700
Puerto Rico Highway & Transp. Auth. Rev.                 5.50%           7/1/2019 (1)          3,000          3,347

-------------------------------------------------------------------------------------------------------------------
                                                                                                FACE         MARKET
                                                                             MATURITY         AMOUNT         VALUE*
                                                        COUPON                   DATE          (000)          (000)
-------------------------------------------------------------------------------------------------------------------
Puerto Rico Highway & Transp. Auth. Rev.             5.50%               7/1/2020 (1)        $ 4,200   $      4,672
Puerto Rico Highway & Transp. Auth. Rev.             5.50%               7/1/2022 (4)          3,500          3,875
Puerto Rico Highway & Transp. Auth. Rev.             5.50%                   7/1/2022          2,000          2,090
Puerto Rico Highway & Transp. Auth. Rev.             5.50%                   7/1/2024          3,000          3,113
Puerto Rico Highway & Transp. Auth. Rev. VRDO        1.06%               6/7/2004 (2)          1,700          1,700
Puerto Rico Housing Finance Corp. Home Mortgage Rev. 5.30%                  12/1/2028          2,885          2,911
Puerto Rico Muni. Finance Agency                     5.25%               8/1/2019 (4)          5,000          5,318
Puerto Rico Muni. Finance Agency                     5.50%               8/1/2019 (4)          2,000          2,159
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.   5.50%                   7/1/2014          5,000          5,489
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.   5.50%                   7/1/2015          4,150          4,539
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.   5.50%                   7/1/2016          3,000          3,269
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.   5.75%                   7/1/2017          2,000          2,222
Puerto Rico Public Finance Corp.                     6.00%                   8/1/2026          5,000          5,551
Puerto Rico Public Finance Corp.                     5.50%                   8/1/2029          4,385          4,464
-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $1,401,226)                                                                                         1,470,214
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         26,507
Liabilities                                                                                                 (4,059)
                                                                                                    ---------------
                                                                                                             22,448
-------------------------------------------------------------------------------------------------------------------
NET  ASSETS  (100%)                                                                                      $1,492,662
===================================================================================================================

oSee Note A in Notes to  Financial  Statements.
*Securities with a value of $2,476,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 30.

--------------------------------------------------------------------------------
                                                                          AMOUNT
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                                       (000)
--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $1,421,934
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                             2,125
Unrealized Appreciation (Depreciation)
  Investment Securities                                                   68,988
  Futures Contracts                                                        (385)
--------------------------------------------------------------------------------
NET ASSETS                                                            $1,492,662
================================================================================

Investor Shares--Net Assets
Applicable  to  74,544,607  outstanding  $.001  par value
 shares of  beneficial interest (unlimited  authorization)              $884,489
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.87
================================================================================

Admiral Shares--Net Assets
Applicable  to  51,256,834  outstanding  $.001  par value
 shares of  beneficial interest (unlimited  authorization)              $608,173
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.87
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CDC IXIS Financial Guaranty.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                 NEW JERSEY TAX-EXEMPT      NEW JERSEY LONG-TERM
                                     MONEY MARKET FUND           TAX-EXEMPT FUND
                                 -----------------------------------------------
                                          SIX MONTHS ENDED MAY 31, 2004
--------------------------------------------------------------------------------
                                                 (000)                     (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                       $9,536                  $ 35,768
--------------------------------------------------------------------------------
  Total Income                                   9,536                    35,768
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Investment Advisory Services                      123                       100
 Management and Administrative
  Investor Shares                                1,113                       544
  Admiral Shares                                    --                       201
 Marketing and Distribution
  Investor Shares                                  187                        70
  Admiral Shares                                    --                        40
Custodian Fees                                       6                         7
Shareholders' Reports
  Investor Shares                                    7                         7
  Admiral Shares                                    --                         1
Trustees' Fees and Expenses                          1                         1
--------------------------------------------------------------------------------
  Total Expenses                                 1,437                       971
  Expenses Paid Indirectly--Note C                  --                       (8)
--------------------------------------------------------------------------------
  Net Expenses                                   1,437                       963
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                            8,099                    34,805
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                        503                     1,075
 Futures Contracts                                  --                     1,722
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                           503                     2,797
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                              --                  (45,418)
 Futures Contracts                                  --                     (232)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)    --                  (45,650)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $8,602                 $ (8,048)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------
                                                     NEW JERSEY                NEW JERSEY
                                                     TAX-EXEMPT                 LONG-TERM
                                                  MONEY MARKET FUND          TAX-EXEMPT FUND
--------------------------------------------------------------------------------------------------
                                              SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                   ENDED         ENDED         ENDED         ENDED
                                            MAY 31, 2004 NOV. 30, 2003  MAY 31, 2004 NOV. 30, 2003
                                                   (000)         (000)         (000)         (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $8,099       $15,826       $34,805       $69,975
 Realized Net Gain (Loss)                            503          (76)         2,797        11,835
 Change in Unrealized Appreciation (Depreciation)     --            --      (45,650)        21,817
--------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                        8,602        15,750       (8,048)       103,627
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                (8,099)      (15,826)      (20,592)      (42,661)
  Admiral Shares                                      --                    (14,213)      (27,314)
 Realized Capital Gain*
  Investor Shares                                     --            --       (6,021)       (3,754)
  Admiral Shares                                      --            --       (3,992)       (2,337)
--------------------------------------------------------------------------------------------------
  Total Distributions                            (8,099)      (15,826)      (44,818)      (76,066)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
 Investor Shares                                 110,054       116,763       (4,577)      (53,688)
 Admiral Shares                                       --            --        25,829       (4,247)
--------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from
  Capital Share Transactions                     110,054       116,763        21,252      (57,935)
--------------------------------------------------------------------------------------------------
Total Increase (Decrease)                        110,557       116,687      (31,614)      (30,374)
--------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                           1,874,218     1,757,531     1,524,276     1,554,650
--------------------------------------------------------------------------------------------------
 End of Period                                $1,984,775    $1,874,218    $1,492,662    $1,524,276
==================================================================================================

*Includes  fiscal 2004 and 2003 short-term gain  distributions  by the Long-Term
Tax-Exempt Fund totaling $1,287,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                              SIX MONTHS ENDED  -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    MAY 31, 2004      2003      2002     2001      2000      1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $1.00     $1.00     $1.00    $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .004      .009      .013     .028      .036      .028
 Net Realized and Unrealized Gain (Loss)
  on Investments                                            --        --        --       --        --        --
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        .004      .009      .013     .028      .036      .028
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.004)    (.009)    (.013)   (.028)    (.036)    (.028)
 Distributions from Realized Capital Gains                  --        --        --       --        --        --
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.004)    (.009)    (.013)   (.028)    (.036)    (.028)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $1.00     $1.00     $1.00    $1.00     $1.00     $1.00
===============================================================================================================
TOTAL RETURN                                             0.42%     0.87%     1.29%    2.80%     3.68%     2.86%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $1,985    $1,874    $1,758   $1,549    $1,427    $1,263
 Ratio of Total Expenses to Average Net Assets          0.15%*     0.17%     0.17%    0.18%     0.18%     0.20%
 Ratio of Net Investment Income to Average Net Assets   0.84%*     0.87%     1.28%    2.74%     3.62%     2.82%
===============================================================================================================

*Annualized.

NEW JERSEY LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                              SIX MONTHS ENDED  -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    MAY 31, 2004      2003      2002     2001      2000      1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $12.27    $12.06    $11.91   $11.52    $11.19    $11.98
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .274      .549      .575     .581      .599      .590
 Net Realized and Unrealized Gain (Loss)
  on Investments                                        (.319)      .257      .174     .390      .330    (.738)
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      (.045)      .806      .749     .971      .929    (.148)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.274)    (.549)    (.575)   (.581)    (.599)    (.590)
 Distributions from Realized Capital Gains              (.081)    (.047)    (.024)       --        --    (.052)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.355)    (.596)    (.599)   (.581)    (.599)    (.642)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.87    $12.27    $12.06   $11.91    $11.52    $11.19
===============================================================================================================
TOTAL RETURN                                            -0.41%     6.81%     6.42%    8.55%     8.57%    -1.31%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $884      $920      $598     $954    $1,235    $1,155
 Ratio of Total Expenses to Average Net Assets          0.15%*     0.17%     0.18%    0.20%     0.19%     0.19%
 Ratio of Net Investment Income to Average Net Assets   0.49%*     4.49%     4.78%    4.89%     5.33%     5.06%
 Portfolio Turnover Rate                                   7%*       14%       15%       8%       14%       11%
===============================================================================================================

*Annualized.

NEW JERSEY LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------
                                                                       YEAR ENDED
                                                    SIX MONTHS        NOVEMBER 30,   MAY 14* TO
                                                         ENDED  --------------------    NOV 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    MAY 31, 2004       2003       2002       2001
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $12.27     $12.06     $11.91   $11.76
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .278       .557       .582       .318
 Net Realized and Unrealized Gain (Loss) on Investments (.319)       .257       .174       .150
-----------------------------------------------------------------------------------------------
  Total from Investment Operations                      (.041)       .814       .756       .468
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.278)     (.557)     (.582)     (.318)
 Distributions from Realized Capital Gains              (.081)     (.047)     (.024)         --
-----------------------------------------------------------------------------------------------
  Total Distributions                                   (.359)     (.604)     (.606)     (.318)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.87     $12.27     $12.06     $11.91
===============================================================================================
TOTAL RETURN                                            -0.38%      6.87%      6.48%      4.00%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of  Period (Millions)                    $608       $604       $597       $476
 Ratio of Total Expenses to Average Net Assets         0.09%**      0.11%      0.12%    0.15%**
 Ratio of Net Investment Income to Average Net Assets  4.55%**      4.55%      4.82%    4.84%**
 Portfolio Turnover Rate                                  7%**        14%        15%         8%
===============================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt
Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                         CAPITAL CONTRIBUTION     PERCENTAGE       PERCENTAGE OF
                                  TO VANGUARD        OF FUND          VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND              (000)     NET ASSETS      CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                             $288          0.01%               0.29%
Long-Term                                 223          0.01                0.22
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. For the six months ended May 31, 2004, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $8,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The funds' tax-basis capital gains and losses are determined only at the end of each fiscal year.

The Long-Term Tax-Exempt Fund had realized losses totaling $824,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes

At May 31, 2004, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $68,164,000, consisting of unrealized gains of $77,714,000 on securities that had risen in value since their purchase and $9,550,000 on securities that had fallen in value since their purchase.

At May 31,  2004,  the  aggregate  settlement  value of open  futures  contracts
expiring  through  September  2004  and  the  related  unrealized   appreciation
(depreciation) were:

----------------------------------------------------------------------------------------

                                                                        (000)
                                                             ---------------------------
                                                NUMBER OF    AGGREGATE        UNREALIZED
                                             LONG (SHORT)   SETTLEMENT      APPRECIATION
NEW JERSEY TAX-EXEMPT FUND/FUTURES CONTRACTS    CONTRACTS        VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------
Long-Term/
 10-Year U.S. Treasury Note                         (400)      $43,350            $(214)
 30-Year U.S. Treasury Bond                         (180)       18,939             (171)
----------------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months  ended May 31,  2004,  the  Long-Term  Tax-Exempt  Fund
purchased   $90,309,000  of  investment   securities  and  sold  $53,795,000  of
investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED            YEAR ENDED
                                                  MAY 31, 2004          NOVEMBER 30, 2003
-----------------------------------------------------------------------------------------------
                                                  AMOUNT     SHARES         AMOUNT       SHARES
NEW JERSEY TAX-EXEMPT FUND                         (000)      (000)          (000)        (000)
-----------------------------------------------------------------------------------------------
MONEY MARKET
Issued                                          $885,371    885,371     $1,383,762    1,383,762
Issued in Lieu of Cash Distributions               7,784      7,784         15,276      15,276
Redeemed                                       (783,101)   (783,101)   (1,282,275   (1,282,275)
                                              -------------------------------------------------
Net Increase (Decrease)                          110,054    110,054        116,763      116,763
-----------------------------------------------------------------------------------------------
LONG-TERM
Investor Shares
Issued                                           $98,237      8,019       $179,119       14,622
Issued in Lieu of Cash Distributions              20,567      1,689         35,052        2,861
Redeemed                                       (123,381)   (10,139)      (267,859)     (21,902)
                                              -------------------------------------------------
Net Increase (Decrease)--Investor Shares         (4,577)      (431)       (53,688)      (4,419)
                                              -------------------------------------------------
Admiral Shares
Issued                                            82,437      6,735        151,666       12,436
Issued in Lieu of Cash Distributions              13,901      1,141         22,228        1,814
Redeemed                                        (70,509)    (5,826)      (178,141)     (14,538)
                                              -------------------------------------------------
Net Increase (Decrease)--Admiral Shares           25,829      2,050        (4,247)        (288)
-----------------------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:
* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:
*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------


                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

VANGUARD SHIP LOGO
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600


VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, VANGUARD IRA, ADMIRAL, PLAINTALK, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  STATEMENT  OF  ADDITIONAL
INFORMATION, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q142 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD NEW JERSEY TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.